Exhibit 32.2

CERTIFICATION TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, I, Frank Magliochetti, Interim Chief Financial Officer of Clickstream Corporation (the “Company”), hereby certify that, to the best of my knowledge:

(i)	the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended March 31, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: May 23, 2022	By:	/s/ Frank Magliochetti
	Name:	Frank Magliochetti
	Title:	Interim Chief Financial Officer